EXHIBIT 99

Text of Investor Conference Slideshow from September 23, 2004

(TBNC - Nasdaq National Market) September 2004

Cautionary Statement Regarding Forward Looking Statements Statements in this presentation that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. The Banc Corporation cautions that such "forward looking statements," wherever they occur in this presentation or in other statements attributable to The Banc Corporation are necessarily estimates reflecting the judgment of The Banc Corporation's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the "forward looking statements." Such "forward looking statements" should, therefore, be considered in light of various important factors set forth from time to time in The Banc Corporation's reports and registration statements filed with the SEC. While it is impossible to list all such factors that could affect the accuracy of such "forward looking statements," some of those factors include general economic conditions, especially in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in the competitive environment in the markets served by The Banc Corporation; and changes in the loan portfolio and the deposit base of The Banc Corporation. The Banc Corporation disclaims any intent or obligation to update "forward looking statements."

Company Profile Franchise Overview Positioning for Performance Business Strategy Key Takeaways Appendix Financial and Operating Performance Alabama/Florida Performance DISCUSSION AGENDA 1

Company Profile 2

Top 200 publicly traded Bank Holding Companies in the U.S. (SNL) $1.35 Billion in Assets $126 Million in Capital for Future Growth 26 Well Positioned Locations Full Service/Product Offering Company Profile A Position of Strength 3

Southeastern banking experience; over 185 years of professional banking James A. Taylor, Chairman and CEO James A. Taylor Jr., President and COO David R. Carter, EVP and CFO, President and CEO of The Bank George Hall, Sr. EVP and Chief Banking Officer of The Bank Doug Pate, EVP and Chief Operating Officer of The Bank Operate under local President system with centralized risk management Insiders own 30% common shares outstanding Institutional investors own 22% of the common shares outstanding Company Profile Strong Management Team 4

Franchise Overview 5

Franchise Overview Evolution of the Franchise 1997 Purchased the John A. Hand building Raised $26 million from investors/friends Acquired Warrior Capital Corporation and its subsidiary, Warrior Saving Bank, with $69 million in assets and 3 branches as of September 30, 1997 1998 Fall, purchased four banks and bank holding companies in Alabama, total assets in excess of $250 million City National Corporation Commerce Bank of Alabama First Citizens Bancorp, Inc. Commercial Bancshares of Roanoke, Inc. Opened de novo branches in Decatur and Birmingham IPO in December, raising gross proceeds of $12.6 million $441 million in assets and 16 branches by 12/31/98 (before pooling) 1999 Acquired Emerald Coast Bancshares, Inc. in February Acquired C&L Banking Corporation and C&L Bank of Blountstown in northern panhandle of Florida Acquired BankersTrust of Alabama, Inc. in Huntsville in July Bought 3 branches in southeast Alabama, opened a de novo branch in Andalusia 6

Franchise Overview Evolution of the Franchise 2000 - 2001 Raised $15 million from the issuance of trust preferred securities in September 2000 Raised $16 million from the issuance of trust preferred securities in July 2001 Closed 3 redundant branches acquired in smaller community markets in Alabama Opened branches in Destin, Santa Rosa Beach and Panama City, Florida in the fall of 2001 Internal growth of over $379 million in total assets from December 1999 to December 2001 2002 February 15th, closed acquisition of CF Bancshares, Inc. located in Port St. Joe, Florida Completed $19.3 million secondary stock offering NY Times describes St. Joe Company's Gulf and Franklin County and contiguous development as the most extensive Florida construction boom since Disney came to Orlando (Number 1 Market Share) Opening of branch in Carrabelle, Florida Joined Russell 2000 Index Declared first dividend Bristol Situation 7

Discovered through internal processes Peer reviews Credit Risk Management Isolated activity Loans made out of policy Isolated to only Bristol, Florida Extensive review of portfolio Regulators, external auditor and internal staff have reviewed the files 100% of the Bristol loans reviewed, over 90% of entire bank portfolio reviewed Results of review 2002 - $26 million charged off, $10 million added to provision 2003 - $9 million charged off, $3.4 million added to provision New management team in place Bristol Situation 8

Franchise Overview Evolution of the Franchise 2003 Addressed Bristol situation Sold Roanoke branch which resulted in a pre- tax gain of $2.2 million Announced plan to build new Gulf/Franklin County, Florida Headquarters Relocated Operations Center to Birmingham Completed internal strategic review resulting in $1.3-1.7M in additional revenues and $1.0- 1.5M in savings Sold Emerald Coast branches which resulted in a pre-tax gain of $46.8 million 9

Emerald Coast Branch Sale 7 Branches Sold $234 million in Assets $224 million in Loans $209 million in Deposits 70 Employees 22.4% Deposit Premium Positions Port St. Joe as Florida Headquarters 10

Franchise Overview Evolution of the Franchise Sold Morris branch Opened New Gulf/Franklin County, Florida Headquarters Opened New North Alabama Headquarters Expanded Special Assets Department Announced plans for Montgomery LPO Opened Loan Center Created the Special Assets Loan Portfolio 2004 11

The Special Assets Loan Portfolio Transferred $41 million in loans Portfolio managed by the Special Assets Department Primarily Bristol, Florida loans Loans will be collected, restructured or liquidated Loan Profile $26.6 million secured by real estate $9.4 million secured by residential real property $17.2 million secured by other types of real estate As of June 30, 2004, balances reduced to $26.2 million with $5.5 million transferred to foreclosed property and repossessions 12

Florida Panhandle Franchise Overview Major Market Areas Birmingham Huntsville Although all of our markets are important to our success, we are directing our resources to create the greatest return for our stockholders. 13

Huntsville, AL: Ranked 8th on Forbes Magazine's list of "Best Places for Business" in 2004 Marshall Space Flight Center and Redstone Arsenal Boeing expanding in Huntsville with $15.9 billion missile defense contract Growing aerospace industry and defense and technology businesses with over 139,000 jobs Over $6.15 billion in annual payrolls 31% of the population has degree (U.S. average: 24%) Franchise Overview Major Market Areas 14

Loan Growth Deposit Growth New location has allowed for consistent growth in deposits resulting in a 26.3% annualized deposit growth for the first 8 months of 2004 Franchise Overview Huntsville 12/31/2003 3/31/2004 6/30/2004 8/31/2004 89061 90594 115708 117111 12/31/2003 3/31/2004 6/30/2004 8/31/2004 83842 96172 101020 98594 ($ in Thousands) ($ in Thousands) 47.2% Annualized Loan Growth for first 8 months of 2004 15

Madison County Deposit Market Share 6/30/2003 Ability to increase market share by exploiting the RF/UP and WB/SOTR mergers. Franchise Overview Huntsville TBNC RF SOTR ASO CBSS Others 0.0167 0.2237 0.158 0.1427 0.1191 0.3398 16

Birmingham, AL: Fourth largest banking center in the United States Significant and rapidly expanding auto industry Honda $425M expansion / 2,000 jobs Mercedes $600M expansion / 4,000 jobs Hyundai $1B / 2,000 jobs Leader in medical research - UAB/SRI Tenth in nation in number of headquarters for Fortune 500 companies Pool of experienced bankers available Opportunity to take advantage of Regions/UP and Wachovia/SouthTrust mergers Franchise Overview Major Market Areas 17

Loan Growth Deposit Growth 16.7% Annualized Deposit Growth for first 8 months of 2004 Franchise Overview Birmingham 12/31/2003 3/31/2004 6/30/2004 8/31/2004 265712 278803 289022 299496 12/31/2003 3/31/2004 6/30/2004 8/31/2004 180802 185291 200167 199727 Strong local economy is spurring growth and helping to create a 19.0% Annualized Loan Growth for first 8 months of 2004 18

Jefferson County Deposit Market Share 6/30/2003 Ability to increase market share by exploiting the RF/UP and WB/SOTR mergers. Franchise Overview Birmingham TBNC RF SOTR ASO CBSS Others 0.0168 0.1 0.2731 0.1915 0.1395 0.2791 19

Florida Panhandle: #1 market share in Gulf/Franklin Counties 7 branches in 5 contiguous counties Florida's "Great Northwest" Abundant land Cost effective utility rates Affordable labor Growing infrastructure Affluent, high population growth St. Joe Company development where the NY Times describes St. Joe Company's Gulf and Franklin County and contiguous development as the most extensive Florida construction boom since Disney came to Orlando Tourism industry Franchise Overview Major Market Areas 20

Loan Growth Deposit Growth 10.5% Annualized Deposit Growth for first 8 months of 2004 Strong calling efforts have led to a 16.2% Annualized Loan Growth for first 8 months of 2004 Franchise Overview Florida Panhandle 12/31/2003 3/31/2004 6/30/2004 8/31/2004 212612 200871 210772 235608 12/31/2003 3/31/2004 6/30/2004 8/31/2004 230598 230196 247084 246659 21

Gulf/Franklin County Deposit Market Share 6/30/2003 #1 market share in Gulf/Franklin Counties with opportunity to grow. Franchise Overview Florida Panhandle TBNC Coastal Gulf State Vision Capital City 0.27 0.25 0.25 0.13 0.1 22

Calhoun/Liberty County Deposit Market Share 6/30/2003 #1 market share in Calhoun/Liberty Counties with solid customer base. Franchise Overview Florida Panhandle TBNC Bank of America Regions 0.79 0.11 0.1 23

Positioning for Performance 24

Centralized functions Commercial and retail collections State of the art Data Processing Center moved to headquarters in Birmingham Loan filing and processing Risk management consolidated to one location Centralized small business and consumer underwriting Positioning for Performance 25

Enhanced asset quality Charged-off problem loans in 2002 and 2003 Identified and reserved for remaining problem assets with value Strengthened credit administration and internal loan review Enhanced credit department structure Intensified Special Assets Department focus Enhanced policies, procedures and systems Loan Center Establishment Positioning for Performance 26

All standard consumer and small business loans up to $150,000 Electronic application processing Risk based pricing Credit scoring Override procedure and tracking Loan Center 27

Instilling sales culture Local presidents and branch managers continue to receive training on creating a sales culture Branch managers and employees entitled to receive additional cash and stock compensation based on performance Improving operating efficiency Growth in non-interest income Reduced from 16 Regional Presidents to 9 Substantial improvement in efficiency and revenue through Operation Frontrunner Positioning for Performance 28

Business process optimization Cultural Change Internally driven Four key areas of focus: Retail banking Lending Deposit operations Fee and revenue generation Results: Over 330 opportunities identified 132 implemented Savings in hard and soft dollars Operation Frontrunner 29

Emphasis on Knowledge Training curriculum developed to blend sales and service Smarter workforce Will touch all commercial and retail contact personnel New training center Strategic Plan 3 year plan (123 action items, over 80% completed) Developed with Board and Management input Specific actions with accountability Updated annually Positioning for Performance 30

Business Strategy 31

Deploy Capital Strategic growth opportunities Birmingham Huntsville Florida Panhandle Tallahassee, Marianna, Pensacola De Novo branches; "Same-Store" growth Improve Profitability Continue to refine existing personnel requirements Further enhance asset quality Improve efficiency and grow non-interest income Leverage existing infrastructure Potential loan sale Business Strategy 32

Continue to build customer relationships Focus on small to medium sized businesses, professionals and individuals Local decision-making, effective customer response time and strong relationships with local community organizations Market expansion Strategic branch network in Florida Focus on strategic corridors in Alabama Montgomery Tuscaloosa Build new market presence through LPOs Capitalize and exploit SouthTrust and Regions deals Maintain community bank presence Respond quickly to future in-market mergers Business Strategy 33

Expand products and services Expand life and health insurance and annuity products Expand Treasury Management offering Expand Mortgage Banking presence Enhance brokerage and investment products (UVEST) Monitor and enforce accountability Market Presidents Branch Sales and Service Representatives Support Area Service Level Agreements Goal Development, Track and Measure Business Strategy 34

2004 Impact Past Due Loans CheckCard Sales 2003 Avg. April May June July August Past Dues 0.028 0.0136 0.0219 0.0084 0.0098 0.0099 2003 Avg. April May June July August X-Sell 0.39 0.72 0.87 0.93 0.9 0.9 The corporate goal is to achieve an 80% CheckCard penetration on new accounts. Past dues have reached their lowest consecutive level in the past several years. 35

2004 Impact NSF Waives Free Checking Effect on New Accounts Opened 2003 Avg. April May June July August Waives 0.18 0.16 0.09 0.07 0.05 0.05 April May June July August Accounts 169 219 246 221 215 Free Checking introduced in May 2004 and has stimulated growth in all checking products. Reduced NSF/OD waives has given focus to capturing fee income from all sources. 36

Key Takeaways 37

Expanding franchise with experienced management team that understands solid community banking and superior credit quality Generating growth through strategic opportunities and leverage existing infrastructure that yields shareholder return Insiders with 30% ownership are committed to increasing shareholder value Improving efficiency ratio through loan growth, reduction of operating costs due to leveraging infrastructure and increasing non-interest income Extraordinary "Value" Key Takeaways 38

TBNC Value ESTIMATED PER SHARE VALUE ANALYSIS Existing value that will grow as the existing plans and strategies generate anticipated results.. 39

Appendix 40

Financial and Operating Performance 41

($ in Thousands) 2002 2003 2nd. Qtr. 2004 Projected 3rd. Qtr. TBNC 1405815 1171626 1288036 1346881 TOTAL ASSETS Financial and Operating Performance (reflects sale of $234 million Emerald Coast branch assets in 2003) 19.8% Annualized Growth for first 6 months 2004 42

*Loans are net of unearned income Financial and Operating Performance Loan Growth / Composition (reflects sale of $224 million Emerald Coast branch loans in 2003) ($ in Thousands) t* 2nd. Qtr. 2004 2002 2003 2nd. Qtr. 2004 Projected 3rd. Qtr. TBNC 1138537 856941 889371 930000 Aggregate Loans* 7.5% Annualized Growth for first 6 months 2004 (loans decreased $12 million in 1st Quarter) 43

Financial and Operating Performance * Loans are net of unearned income 9/30/2003 12/31/2003 3/31/2004 6/30/2004 0.0348 0.0346 0.0259 0.0246 Non-Performing Loans / Loans* Non-Accrual Loans / Loans* 9/30/2003 12/31/2003 3/31/2004 6/30/2004 0.0394 0.0374 0.0285 0.0263 44

Financial and Operating Performance * Loans are net of unearned income Allowance for Loan Loss/Non-Performing Loans Allowance for Loan Loss/Loans* 9/30/2003 12/31/2003 3/31/2004 6/30/2004 0.68 0.79 0.94 0.86 9/30/2003 12/31/2003 3/31/2004 6/30/2004 0.0267 0.0294 0.0268 0.0227 45

Financial and Operating Performance Deposit Growth / Composition (reflects sale of $224 million Emerald Coast branch loans in 2003) ($ in Thousands) 2nd. Qtr. 2004 Aggregate Deposits 2002 2003 2nd. Qtr. 2004 Projected 3rd. Qtr. TBNC 1107798 889935 963878 1001462 16.6% Annualized Growth for first 6 months 2004 46

Financial and Operating Performance Capital Measures (reflects sale of Emerald Coast branches) ($ in Thousands) 2001 2002 2003 6/30/2004 76853 76541 100122 100134 Stockholders' Equity 47

Capitalized Adequately Well Capitalized Actual TBNC 79214 99017 133251 Bank 78279 97848 126716 Financial and Operating Performance Capital Measures* Total Risk-Based Capital ($ in Thousands) 8.00% 10.00% 13.46/13.08% Capitalized Adequately Well Capitalized Actual TBNC 39607 59410 119704 Bank 39139 58709 114387 Tier 1 Risk-Based Capital ($ in Thousands) Capitalized Adequately Well Capitalized Actual TBNC 50325 62906 119704 Bank 49929 62411 114387 4.00% 6.00% 12.09/11.82% 4.00% 5.00% 9.51/9.16% * All data as of 6/30/2004 Leverage Ratio ($ in Thousands) 48

Financial and Operating Performance (effects of the sale of the Emerald Coast branches removed) ($ in Thousands) 2001 2002 2003 6 mos. 2004 2689 -18401 -12689 2292 Net Income (loss) 2001 2002 2003 6 mos. 2004 0.19 -1.09 -0.73 0.12 Basic EPS 49

Financial and Operating Performance (effects of the sale of the Emerald Coast branches removed) 2001 2002 2003 6 mos. 2004 0.0023 -0.0136 -0.0093 0.0037 2001 2002 2003 2004 0.0353 -0.1989 -0.1383 0.0459 Return On Average Assets Return On Average Equity 50

Financial and Operating Performance 2001 2002 2003 6 mos. 2004 0.0383 0.0394 0.035 0.0339 2001 2002 2003 6 mos. 2004 0.0343 0.037 0.0335 0.0328 Net Interest Margin Net Interest Spreads 51

Financial and Operating Performance ($ in Thousands) 2001 2002 2003 6 mos. 2004 9773 15123 16056 6567 Non-Interest Income 2001 2002 2003 6 mos. 2004 39833 48038 42726 18436 Net Interest Income ($ in Thousands) effects of the sale of the Emerald Coast branches removed for Non-Interest income 52

Financial and Operating Performance (reflects sale of Emerald Coast branches) ($ in Thousands) 2001 2002 2003 6 mos. 2004 38497 42669 55398 22313 Non-Interest Expense 2001 2002 2003 6 mos. 2004 0.7722 0.6734 0.9649 0.9188 Efficiency Ratio First 6 Months One-Time Expenses $449k Special Assets related $269k valuation write-downs $399k legal fees $305k audit and accounting fees $416k FDIC premium 2003 One-Time Expenses FDIC Assessment of $682k Bonus Accrual of $1.9m Deferred Compensation Plan adjustment of $1.9m Management Consulting Fees of $272k Loss on sale of facilities of $352k 53

Alabama/Florida Performance 54

Alabama Performance Selected Data* (reflects sale of Emerald Coast branches) *($ in Thousands) 55

Florida Performance Selected Data * (reflects sale of Emerald Coast branches) *($ in Thousands) 56